UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2019

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida		32835
(Address of principal executive offices)		(Zip Code)

(407) 722-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Explanatory Note

Hilton Grand Vacations Inc. is filing this Current Report on Form 8-K/A to correct certain typographical errors related to certain dates under Item 5.07 of its Current Report on Form 8-K that was filed with the Securities and Exchange Commission on May 9, 2019 (the “Original 8-K”). This Current Report on Form 8-K/A is not amending, modifying or otherwise superseding any part of Item 7.01 that was furnished as part of the Original 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 8, 2019, Hilton Grand Vacations Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 27, 2019 (the “Proxy Statement”). Set forth below are the final voting results for the matters submitted to a vote of stockholders at the Annual Meeting.

Proposal No. 1 – Election of Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring in 2020 or until their respective successors are duly elected and qualified.

	Votes Cast For	Votes Withheld	Broker Non-Votes
Mark D. Wang	80,868,405	388,123	3,230,171
Leonard A. Potter	78,659,407	2,597,121	3,230,171
Brenda J. Bacon	80,193,146	1,063,382	3,230,171
David W. Johnson	80,006,795	1,249,733	3,230,171
Mark H. Lazarus	80,655,660	600,868	3,230,171
Pamela H. Patsley	79,752,041	1,504,487	3,230,171
Paul W. Whetsell	80,624,300	632,228	3,230,171

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
82,467,581	2,010,964	8,154	0

Proposal No. 3 – Advisory Vote on Executive Compensation

At the Annual Meeting, the Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
79,402,007	1,785,381	69,140	3,230,171

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

Date: May 17, 2019

	By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary